                                                                   Exhibit 10.21




                                                                          KNK/JJ

-------------------------------------------------------------------------------------------------------
BIODELIVERY SCIENCES INTERNATIONAL, INC.     MISSOURI STATE BANK & TRUST CO.    Loan Number 953812704
CHIEF FINANCIAL OFFICER                      1300 CLARKSON/CLAYTON CENTER       Date  02/20/02
4419 W SEVILLA ST                            ELLISVILLE, MO 63011               Maturity Date 04/30/02
                                                                                Loan Amount $550,000.00
                                                                                Renewal Of
  BORROWER'S NAME AND ADDRESS                 LENDER'S NAME AND ADDRESS                   -------------
"I" includes each borrower above,            "You" means the lender, its
    joint and severally.                           successors and assigns.
-------------------------------------------------------------------------------------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of Five hundred fifty thousand & no/100 Dollars $500,000.00

[ ] SINGLE ADVANCE: I will receive all of this principal sum on               .
                                                                --------------
      No additional advances are contemplated under this note.

[X] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On FEBRUARY 20, 2002 I will receive the amount of $ 450,000.00 and future principal advances are contemplated.

      CONDITIONS: The conditions for future advances are
                                                        -----------------------
      PER BORROWER'S REQUEST
      -------------------------------------------------------------------------
      -------------------------------------------------------------------------

      [X] OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on APRIL 30, 2002.

      [ ] CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from
      FEBRUARY 20, 2002 at the rate of 6.7500% per year until THE FIRST SCHEDULED RATE CHANGE.
      ---------------------

[X] VARIABLE RATE: This rate may then change as stated below.

      [X] INDEX RATE: The future rate will be 2.000% ABOVE the following index rate: "THE RATE ESTABLISHED FROM TIME TO TIME BY MISSOURI STATE BANK AND TRUST COMPANY AS ITS PRIME RATE"

      [ ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.

      [X] FREQUENCY AND TIMING: The rate on this note may change as often as EVERY DAY. A change in the interest rate will take effect THE SAME DAY THE INDEX CHANGES.

      [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than N/A % or less than N/A %. The rate may not change more than 2.000% each DAY.

         EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

     [X] The amount of each scheduled payment will change.
     [ ] The amount of the final payment will change.
     [ ]
         -----------------------------------------------------------------------

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

      [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).

      [X] at a rate equal to 3.00% ABOVE THE INTEREST RATE THAT WOULD OTHERWISE
            BE CHARGED ON THIS LOAN.

[x] LATE CHARGE: If a payment is made more than 15 days after it is due, I agree to pay a late charge of 5.00% OF THE OUTSTANDING AMOUNT WITH A MINIMUM OF $15.00.

[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [ ] are not included in the principal amount above:

     --------------------------------------------------------------------------.

PAYMENTS:  I agree to pay this note as follows:
[X]  INTEREST: I agree to pay accrued interest MONTHLY BEGINNING - MARCH 30,
     2002

     --------------------------------------------------------------------------
[X]  PRINCIPAL: I agree to pay the principal AT MATURITY - APRIL 30, 2002

     --------------------------------------------------------------------------

[ ] INSTALLMENTS: I agree to pay this note in ------- payments. The first payment will be in the amount of $---------- and will be due ------------. A payment of $--------- will be due ------------------ thereafter. The final payment of the entire unpaid balance of principal and interest will be due ------------------------------------------------------------------.

[X] UNPAID INTEREST: If checked, then any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS:



[X] SECURITY: This note is separately secured by (describe separate        PURPOSE:  The purpose of this loans is ----------------
document by type and date):                                                  FUND WORKING CAPITAL NEEDS
     SEE DESCRIPTION OF COLLATERAL PLEDGED FORM                            -------------------------------------------------------.
     DATED FEBRUARY 20, 2002.                                              SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING
                                                                           THOSE ON PAGE 2). I have received a copy on today's date.
(This section is for your internal use. Failure to list a separate              BIODELIVERY SCIENCES INTERNATIONAL, INC.
security document does not mean the agreement will not secure                   /s/ James A. McNulty
this note.)                                                                --------------------------------------------------------
                                                                                JAMES A. MCNULTY, SECRETARY
Signature for Lender

/s/ Kurt N. Kientzle
----------------------------------------------------------------           --------------------------------------------------------

KURT N. KIENTZLE
SR VICE PRESIDENT
----------------------------------------------------------------           --------------------------------------------------------

UNIVERSAL NOTE
(c) 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MO
2/14/96                                                                    --------------------------------------------------------

                                                                   (page 1 of 2)

DEFINITIONS: As used on page 1, "/X/" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state of Missouri will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. You and I may provide in this agreement for accrued interest not paid when due to be added to principal. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below, or if we have agreed that accrued interest not paid when due may be added to principal.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

     "Right to receive money from you" means:

     (1) any deposit account balance I have with you;

     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and

     (3) any repurchase agreement or other nondeposit obligation.

     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

     If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

     You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season if I am a producer of crops; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:

     (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).

     (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-Off" paragraph herein.

     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.

     (4) You may refuse to make advances to me or allow purchases on credit by me.

     (5)  You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:

     (1)  demand payment of amounts due (presentment);

     (2)  obtain official certification of nonpayment (protest); or

     (3)  give notice that amounts due have not been paid (note of dishonor).

     I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION: I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

COLLATERAL PROTECTION INSURANCE: If insurance on collateral is required by my agreement with you and I do not provide evidence of the required coverage, you may purchase insurance at my expense to protect your interests in my collateral. This insurance may, but need not, protect my interests. The coverage that you purchase may not pay any claim that I make or any claim that is made against me in connection with the collateral. I may later cancel any insurance purchased by you, but only after providing evidence that I have obtained insurance as required by our agreement. If you purchase insurance for the collateral, I will be responsible for the costs of that insurance, including the insurance premium, interest and any other charges you may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to my total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance I may be able to obtain on my own.

--------------------------------------------------------------------------------
ORAL AGREEMENTS: Oral agreements or commitments to loan money, extend credit or to forebear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  DATE OF           PRINCIPAL       BORROWER'S         PRINCIPAL      PRINCIPAL     INTEREST        INTEREST       INTEREST
TRANSACTION          ADVANCE         INITIALS           PAYMENTS       BALANCE        RATE          PAYMENTS         PAID
                                   not required)                                                                    THROUGH:
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   /   /            $                                  $              $                        %    $                 /   /
------------------------------------------------------------------------------------------------------------------------------------
   /   /            $                                  $              $                        %    $                 /   /
------------------------------------------------------------------------------------------------------------------------------------
   /   /            $                                  $              $                        %    $                 /   /
------------------------------------------------------------------------------------------------------------------------------------
   /   /            $                                  $              $                        %    $                 /   /
------------------------------------------------------------------------------------------------------------------------------------
   /   /            $                                  $              $                        %    $                 /   /
------------------------------------------------------------------------------------------------------------------------------------
   /   /            $                                  $              $                        %    $                 /   /
------------------------------------------------------------------------------------------------------------------------------------
   /   /            $                                  $              $                        %    $                 /   /
------------------------------------------------------------------------------------------------------------------------------------
   /   /            $                                  $              $                        %    $                 /   /
------------------------------------------------------------------------------------------------------------------------------------
   /   /            $                                  $              $                        %    $                 /   /
------------------------------------------------------------------------------------------------------------------------------------
   /   /            $                                  $              $                        %    $                 /   /
------------------------------------------------------------------------------------------------------------------------------------
   /   /            $                                  $              $                        %    $                 /   /
------------------------------------------------------------------------------------------------------------------------------------

(C) 1984, 1991 Bankers Systems, Inc.,                              (page 2 of 2)
    St. Cloud, MN  Form UN-MO 7/16/97

                                                                   ______ ______

                                               DESCRIPTION OF COLLATERAL PLEDGED

DATE: 02/20/02

BORROWER(S): BIODELIVERY SCIENCES INTERNATIONAL, INC.

DESCRIPTION OF COLLATERAL:

   SECURITY AGREEMENT DATED SEPTEMBER 25, 2001, ON ALL BUSINESS ASSETS; PERSONAL GUARANTY DATED SEPTEMBER 25, 2001, BY DONALD L. FERGUSON; GUARANTY DATED SEPTEMBER 25, 2001, BY THE DONALD L. FERGUSON REVOCABLE LIVING TRUST DATED JANUARY 14, 1992; GUARANTY DATED DECEMBER 13, 2001, BY FRANCIS E. O'DONNELL, JR.; SECURED GUARANTY DATED JANUARY 17, 2002, BY THE FRANCIS E. O'DONNELL IRREVOCABLE TRUST NO. 1 DATED MAY 25, 1990, SECURED BY SECURITY AGREEMENT DATED JANUARY 17, 2002 ON STAR SCIENTIFIC, INC. STOCK.










BIODELIVERY SCIENCES INTERNATIONAL, INC.




/s/ James A. McNulty
-------------------------------------        -----------------------------------
JAMES A. MCNULTY, SECRETARY


-------------------------------------        -----------------------------------

-------------------------------------------------------------------------------------------------------
BIODELIVERY SCIENCES INTERNATIONAL, INC.  MISSOURI STATE BANK & TRUST CO.  Line of Credit No. 953812704
CHIEF FINANCIAL OFFICER                      1300 CLARKSON/CLAYTON CENTER  Date  February 20, 2002
4419 W SEVILLA ST                            ELLISVILLE, MO 63011          Max. Credit
                                                                           Amt.    550,000.00
                                                                           Loan Ref. No. 953812704
  BORROWER'S NAME AND ADDRESS                 LENDER'S NAME AND ADDRESS
"I" includes each borrower above,            "You" means the lender, its
    joint and severally.                           successors and assigns.
-------------------------------------------------------------------------------------------------------

You have extended to me a line of credit in the
AMOUNT of Five hundred fifty thousand & no/100           $550,000.00

You will make loans to me from time to time until 2:00 P m. on  April 20, 2002.

Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.
     This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT: This line of credit is:
         [X] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:

             a. I have borrowed the maximum amount available to me;

             b. This line of credit has expired;

             c. I have defaulted on the note (or notes) which show my
                indebtedness under this line of credit;

             d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit:

             e.
                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

         [ ] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed
                                              $
             --------------------------------   --------------------------------

Subject to the obligatory or discretionary limitations above, this line of credit is:

         [X] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

         [ ] CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on 2/20/02, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:

         PER BORROWER'S REQUEST
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

         [X] security agreement dated SEPTEMBER 25, 2001   [ ]
                                      ------------------        ----------------
         [ ] mortgage dated                                [ ]
                             ---------------------------        ----------------
         [X] guaranty dated   SEPTEMBER 25, 2001           [ ]
                            ----------------------------        ----------------

4. REMEDIES: If I am in default on the note(s) you may:
         a. take any action as provided in the related documents;
         b. without notice to me, terminate this line of credit.
            By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
         a. maintain books and records of my operations relating to the need for this line of credit;
         b. permit you or any of your representatives to inspect and/or copy these records;
         c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
         d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;

         e.
            --------------------------------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER                   SIGNATURES: I AGREE TO THE TERMS OF THIS LINE
                                 OF CREDIT. I HAVE RECEIVED A COPY ON TODAY'S
                                 DATE.

/s/ Kurt N. Kientzle             /s/ James A. McNulty
---------------------------      ---------------------------------------------
       KURT N. KIENTZLE          JAMES A. MCNULTY, SECRETARY
Title: SR VICE PRESIDENT
---------------------------      ---------------------------------------------
                                                                       54446 4
                                 ---------------------------------------------

                       CORPORATE AUTHORIZATION RESOLUTION

MISSOURI STATE BANK & TRUST CO.      By: BIODELIVERY SCIENCES INTERNATIONAL INC.
1300 CLARKSON/CLAYTON CENTER             CHIEF FINANCIAL OFFICER
ELLISVILLE, MO 63011                     4419 W SEVILLA ST


Referred to in this document                  Referred to in this document
as "Financial institution"                    as "Corporation"

--------------------------------------------------------------------------------
I,       JAMES A. MCNULTY         , certify that I am Secretary (clerk) of the
  --------------------------------
above named corporation organized under the laws of         MISSOURI          ,
                                                    --------------------------
Federal Employer I.D. Number        35-2089858    , engaged in business under
                             ---------------------
the trade name of    BIODELIVERY SCIENCES INTERNATIONAL, INC.    , and that the
                  -----------------------------------------------
resolutions on this document are a correct copy of the resolutions adopted at a meeting of the Board of Directors of the Corporation duly and properly called
and held on                              (date). These resolutions appear in the
            ----------------------------
minutes of this meeting and have not been rescinded or modified.

AGENTS. Any agents listed below, subject to any written limitations, is authorized to exercise the powers granted as indicated below:

          Name and Title or Position                                       Signature                      Facsimile Signature
                                                                                                               (if used)
A. FRANCIS E. O'DONNELL A/K/A FRANK E. O'DONNELL, President       X________________________________   X   /s/ Francis E. O'Donnell

B. DONALD L. FERGUSON                                             X________________________________   X_____________________________

C. JAMES A. MCNULTY, SECRETARY                                    X     /s/ James A. McNulty          X_____________________________

D. _________________________________________________________      X________________________________   X_____________________________

E. _________________________________________________________      X________________________________   X_____________________________

F. _________________________________________________________      X________________________________   X_____________________________

POWERS GRANTED (Attach one or more             power by placing the letter
corresponding to their name in the area before each power. Following each power
indicate the number of               required to exercise the power).

Indicate A, B, C,       Description of Power                                                Indicate number of
D, E, and/or F                                                                              signatures required

A, B, C                 (1) Exercise all of the powers listed in this resolution.                     1

A, B, C                 (2) Open any deposit or share account(s) in the name of
                            the Corporation.                                                          1

A, B, C                 (3) Endorse checks and orders for the payment of money or
                            otherwise withdraw or transfer funds on deposit with
                            this Financial Institution.                                               1

A, B, C                 (4) Borrow money on behalf and in the name of the
                            Corporation, sign, execute and deliver promissory notes
                            or other evidences of indebtedness.                                       1

___________             (5) Endorse, assign, transfer, mortgage or pledge bills
                            receivable, warehouse receipts, bills of lading, stocks,
                            bonds, real estate or other property now owned or hereafter owned or acquired by the Corporation as security for sums
                            borrowed, and to discount the same, unconditionally guarantee payment of all bills received, negotiated or discounted and to waive demand, presentment, protest, notice of protest and
                            notice of non-payment.                                                 ________

___________             (6) Enter into a written lease for the purpose of renting, maintaining, accessing and terminating a Safe Deposit Box
                            in this Financial Institution.                                         ________

                        (7) Other ____________________________________________________             ________

                                  ____________________________________________________


LIMITATIONS ON POWERS The following are the Corporation's express limitations on the powers granted under this resolution.

EFFECT ON PREVIOUS RESOLUTIONS This resolution supersedes resolution dated ___________. If not completed, all resolutions remain in effect.

CERTIFICATION OF AUTHORITY
I further certify that the Board            of the Corporation has, and at the
time of adoption of this resolution had, full power and lawful authority to
adopt the foregoing resolutions          the powers granted to the persons
named who have full power and lawful authority to exercise the same. (Apply
seal below             ).

[ ] If checked, the Corporation                                              In
Witness Whereof, I have subscribed my name to this document and affixed the seal of the Corporation on _____________________________ (date),

                                          /s/       [Illegible]
                                          _____________________________
                    Attest by One Other Officer                        Secretary


(C)1985, 1997  Bankers Systems, Inc., St. Cloud, MN  Form CA 1 1/12/98

                                                                   (page 1 of 2)

                                                                         KNK/KAK
--------------------------------------------------------------------------------
BIODELIVERY SCIENCES INTERNATIONAL, INC.
                                MISSOURI STATE BANK & TRUST CO.
185 ORANGE AVENUE               12452 OLIVE BLVD
NEWARK NJ  07103                CREVE COEUR, MO 63141

BORROWER'S NAME AND ADDRESS        LENDER'S NAME AND ADDRESS
"I" includes each borrower    "You" means the lender, its successors
above, joint and severally.               and assigns.
--------------------------------------------------------------------------------
Loan Number          953812706
            ---------------------
Date          04/11/02
     ----------------------------
Maturity Date  05/30/02
              -------------------
Loan Amount $ 200,000.00
             --------------------
Renewal Of
           ----------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of
                                  ----------------------------------------------
Two hundred thousand & no/100                     Dollars $200,000.00
-------------------------------------------------          ---------------------

[ ] SINGLE ADVANCE: I will receive all of this principal sum on                .
                                                                ---------------
                    No additional advances are contemplated under this note.

[X] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On APRIL 11, 2002
                                                                 --------------
                      I will receive the amount of $500.00 and future principal
                                                    ------
                      advances are contemplated.

    CONDITIONS: The conditions for future advances are
                                                       -------------------------
                PER BORROWER'S REQUEST
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

        [X] OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on MAY 30, 2002.
                                                ------------

        [ ] CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from
          APRIL 11, 2002        at the rate of   6.7500   % per year until
          ---------------------                -----------
          THE FIRST SCHEDULED RATE CHANGE                                    .
          -------------------------------------------------------------------

    [X] VARIABLE RATE: This rate may then change as stated below.
        [X] INDEX RATE: The future rate will be   2.000    % ABOVE    the
                                               ----------------------
            following index rate: "THE RATE ESTABLISHED FROM TIME TO TIME BY
                                 ----------------------------------------------
            MISSOURI STATE BANK AND TRUST COMPANY AS ITS PRIME RATE"
            --------------------------------------------------------------------

        [ ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.

        [X] FREQUENCY AND TIMING: The rate on this note may change as often as
                                  EVERY DAY                                    .
                                  ---------------------------------------------
            A change in the interest rate will take effect
                THE SAME DAY THE INDEX CHANGES                                 .
            -------------------------------------------------------------------

        [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than  N/A % or less than  N/A %.
                                                -----               -----
            The rate may not change more than 2.000% each   DAY      .
                                              -----       -----------

            EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

        [X] The amount of each scheduled payment will change.
        [ ] The amount of the final payment will change.
        [ ]
            -------------------------------------------------------------------.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.
                                                 ----------

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

        [ ] on the same fixed or variable rate basis in effect before maturity
            (as indicated above).

        [X] at a rate equal to 3.00% ABOVE THE INTEREST RATE THAT WOULD
                                  ----------------------------------------
            OTHERWISE BE CHARGED ON THIS LOAN.
            ---------------------------------

    [X] LATE CHARGE: If a payment is made more than 15 days after it is due, I
                                                    --
        agree to pay a late charge of 5.00% OF THE OUTSTANDING AMOUNT WITH A
                                      ---------------------------------------
        MINIMUM OF $15.00.
        -----------------

    [ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the
        following charges which    [ ] are    [ ] are not    included in the
        principal amount above:
                                ----------------------------------------------.

PAYMENTS: I agree to pay this note as follows:

    [X] INTEREST: I agree to pay accrued interest    MONTHLY BEGINNING -
                                                  ------------------------------
        APRIL 30, 2002
        --------------

    [X] PRINCIPAL: I agree to pay the principal    AT MATURITY - MAY 30, 2002
                                                 -------------------------------

    [ ] INSTALLMENTS: I agree to pay this note in      payments. The first
                                                  ----
        payment will be in the amount of $         and will be due             .
                                          --------                 ------------
        A payment of $         will be due                           thereafter.
                      --------             -------------------------
        The final payment of the entire unpaid balance of principal and interest
        will be due                                                            .
                    -----------------------------------------------------------

    [X] UNPAID INTEREST: If checked, then any accrued interest not paid when due
        (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS:



--------------------------------------------------------------------------------
[X] SECURITY: This note is separately secured by (describe separate document by type and date):

SEE DESCRIPTION OF COLLATERAL PLEDGED FORM DATED APRIL 11, 2002.

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)
--------------------------------------------------------------------------------

Signature for Lender

/s/ Kurt N. Kientzle
---------------------------------------
KURT N. KIENTZLE
SR VICE PRESIDENT
---------------------------------------

PURPOSE: The purpose of this loan is FUND WORKING CAPITAL NEEDS
                                     ------------------------------------.
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

BIODELIVERY SCIENCES INTERNATIONAL, INC.

/s/ Donald M. Ferguson
---------------------------------------
DONALD M. FERGUSON, SR. EX. V. PRES

---------------------------------------

---------------------------------------

---------------------------------------
                          (page 1 of 2)


UNIVERSAL NOTE
copyright 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MO 2/14/96

DEFINITIONS: As used on page 1, "[X]" means the terms that apply to this loan. "I", "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state of Missouri will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. You and I may provide in this agreement for accrued interest not paid when due to be added to principal. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below, or if we have agreed that accrued interest not paid when due may be added to principal.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

     "Right to receive money from you" means:

     (1) any deposit account balance I have with you;

     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and

     (3) any repurchase agreement or other nondeposit obligation.

     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

     If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

     You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season if I am a producer of crops; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:

     (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).

     (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-Off" paragraph herein.

     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.

     (4) You may refuse to make advances to me or allow purchases on credit by me.

     (5) You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to require you to do certain things. I will not require you to:

     (1) demand payment of amounts due (presentment);

     (2) obtain official certification of nonpayment (protest); or

     (3) give notice that amounts due have not been paid (notice of dishonor).

I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION: I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

COLLATERAL PROTECTION INSURANCE: If insurance on collateral is required by my agreement with you and I do not provide evidence of the required coverage, you may purchase insurance at my expense to protect your interests in my collateral. This insurance may, but need not, protect my interests. The coverage that you purchase may not pay any claim that I make or any claim that is made against me in connection with the collateral. I may later cancel any insurance purchased by you, but only after providing evidence that I have obtained insurance as required by our agreement. If you purchase insurance for the collateral, I will be responsible for the costs of that insurance, including the insurance premium, interest and any other charges you may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to my total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance I may be able to obtain on my own.

-------------------------------------------------------------------------------
   ORAL AGREEMENTS: ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND
   CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING
   PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT
   YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR
   DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE
   CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT
   OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   DATE OF        PRINCIPAL    BORROWER'S      PRINCIPAL      PRINCIPAL      INTEREST     INTEREST          INTEREST
 TRANSACTION       ADVANCE      INITIALS       PAYMENTS        BALANCE         RATE       PAYMENTS            PAID
                             (not required)                                                                  THROUGH:
-----------------------------------------------------------------------------------------------------------------------------
    /    /        $                            $              $                     %     $                   /    /
-----------------------------------------------------------------------------------------------------------------------------
    /    /        $                            $              $                     %     $                   /    /
-----------------------------------------------------------------------------------------------------------------------------
    /    /        $                            $              $                     %     $                   /    /
-----------------------------------------------------------------------------------------------------------------------------
    /    /        $                            $              $                     %     $                   /    /
-----------------------------------------------------------------------------------------------------------------------------
    /    /        $                            $              $                     %     $                   /    /
-----------------------------------------------------------------------------------------------------------------------------
    /    /        $                            $              $                     %     $                   /    /
-----------------------------------------------------------------------------------------------------------------------------
    /    /        $                            $              $                     %     $                   /    /
-----------------------------------------------------------------------------------------------------------------------------
    /    /        $                            $              $                     %     $                   /    /
-----------------------------------------------------------------------------------------------------------------------------
    /    /        $                            $              $                     %     $                   /    /
-----------------------------------------------------------------------------------------------------------------------------
    /    /        $                            $              $                     %     $                   /    /
-----------------------------------------------------------------------------------------------------------------------------
    /    /        $                            $              $                     %     $                   /    /
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                (page 2 of 2)

(c)1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MO 7/16/97

                       DESCRIPTION OF COLLATERAL PLEDGED


DATE: 04/11/02


BORROWER(S): BIODELIVERY SCIENCES INTERNATIONAL, INC.


DESCRIPTION OF COLLATERAL:

     PERSONAL GUARANTY DATED SEPTEMBER 25, 2001 FROM DONALD L. FERGUSON; PERSONAL GUARANTY DATED DECEMBER 13, 2001 FROM FRANCIS E. O'DONNELL, JR.; CORPORATE GUARANTY DATED APRIL 11, 2002 FROM PLAZA MEMBERS II, L.L.C. SECURED BY ASSIGNMENT OF DEPOSIT OR SHARE ACCOUNT DATED APRIL 11, 2002 ON MSB CD #10511.


















BIODELIVERY SCIENCES INTERNATIONAL, INC.



/s/ Donald M. Ferguson
-----------------------------------------   -----------------------------------
DONALD M. FERGUSON, SR. EX. V. PRES


-----------------------------------------   -----------------------------------

-------------------------------------------------------------------------------------------------------------------
BIODELIVERY SCIENCES INTERNATIONAL, INC.        MISSOURI STATE BANK & TRUST CO.
185 ORANGE AVENUE                               12452 OLIVE BLVD
NEWARK NJ 07103                                 CREVE COEUR, MO 63141                  Line of Credit No. 953812706
       BORROWERS NAME AND ADDRESS                  LENDER'S NAME AND ADDRESS           Date APRIL 11, 2002
   "I" includes each borrower above,               "You" means the lender, its         Max. Credit Amt. 200,000.00
         jointly and severally.                      successors and assigns.           Loan Ref. No. 953812706
-------------------------------------------------------------------------------------------------------------------

You have extended to me a line of credit in the AMOUNT of Two hundred thousand & no/100 $200.000.00.

You will make loans to me from time to time until 2:00 p.m. on MAY 30, 2002. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

     This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1.   AMOUNT: This line of credit is:

     [X] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
          a.   I have borrowed the maximum amount available to me;
          b.   This line of credit has expired;
          c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
          d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
          e.
               ------------------------------------------------------------
               ------------------------------------------------------------
               ------------------------------------------------------------

     [ ]  DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or
               exceed                                     $                    .
                      -----------------------------------   -------------------

Subject to the obligatory or discretionary limitations above, this line of credit is:
          [X] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.
          [ ]  CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on 04/11/02, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:

     PER BORROWER'S REQUEST
     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

     [ ] security agreement dated                           [X] PERSONAL GUARANTY DTED 12/13/01
                                  -----------------------       --------------------------------
     [ ] mortgage dated                                     [X] CORPORATE GUARANTY DTED 04/11/02
                        ---------------------------------       --------------------------------
     [X] guaranty dated SEPTEMBER 25, 2001                  [ ]
                        ---------------------------------       --------------------------------

4.   REMEDIES: If I am in default on the note(s) you may:

     a.   take any action as provided in the related documents;

     b.   without notice to me, terminate this line of credit.

     By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:

     a. maintain books and records of my operations relating to the need for this line of credit;

     b. permit you or any or your representatives to inspect and/or copy these records;

     c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;

     d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;

     e.
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

                                         SIGNATURES: I AGREE TO THE TERMS OF THIS LINE OF CREDIT.
FOR THE LENDER                           I HAVE RECEIVED A COPY ON TODAY'S DATE.


/s/ Kurt N. Kientzle
--------------------------------         -------------------------
KURT N. KIENTZLE
TITLE  SR VICE PRESIDENT                 /s/ Donald L. Ferguson
       -------------------------         -------------------------

                                         -------------------------

(C)1985 BANKERS SYSTEMS, INC., ST. CLOUD, MN 56301 (1-800-397-2341)
FORM LCA 5/2/91
                                                                  (page 1 of 1)